UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

AFP Imaging Corporation
(Exact name of registrant as specified in its charter)

New York	0-10832	13-2956272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Clearbrook Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 592-6100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant.

  On January 24, 2008 AFP Imaging Corporation was notified that the partners of Goldstein Golub Kessler LLP (GGK), became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement and that GGK resigned as the independent registered public accounting firm for the Company. On January 24, 2008 McGladrey & Pullen, LLP was appointed as the Company’s new independent registered public accounting firm.
  The audit reports of GGK on the consolidated financial statements of AFP Imaging Corporation and subsidiaries as of and for the years ended June 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
  The decision to engage McGladrey & Pullen, LLP was approved by the Board of Directors.
  During the Company’s two most recent fiscal years ended June 30, 2007 and 2006 and through January 24, 2008, the Company did not consult with McGladrey & Pullen LLP on (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue: or (2) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
  In connection with the audits of the Company’s financial statements for each of the fiscal years ended June 30, 2007 and 2006 and through the date of this Current Report, there were (1) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
  The Company has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company’s statements with regard to 4.01(a). A copy of the letter furnished by GGK in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description

16.1	January 24, 2008 letter from Goldstein Golub Kessler LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFP IMAGING CORPORATION
(Registrant)

Date:	January 24, 2008	By:	/s/ Elise Nissen
Elise Nissen
Executive Vice-President Finance and Chief Financial Officer